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                                                                    Exhibit 99.7

                                 AEROVOX, INC.
                        AUGUST 2001 OTHER ASSETS DETAIL




Other assets detail:

Patents                                              1.00
Prepaid-Appraisal Fees                          22,691.96
Restricted Cash                                820,495.46
Issue Costs                                    118,101.00
Deposits To Vendors                            552,431.95
Deferred Income Taxes                        3,504,165.00
Recoverable Income Taxes                       284,000.00

Total                                        5,301,886.37